UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 26, 2008

                          BEN FRANKLIN FINANCIAL, INC.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)

           Federal                      000-52240               20-5838969
-----------------------------     ---------------------     ----------------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
  of Incorporation)                                          Identification No.)

830 East Kensington Road, Arlington Heights, Illinois               60004
-----------------------------------------------------               -----
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (847) 398-0990
                                                     --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
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         (e) Ben Franklin Financial, Inc. (the "Company") announced that at the
Company's special meeting of stockholders held on March 26, 2008, the stockholders approved the Company's Equity Incentive Plan (the "Plan"). As described in the Company's special meeting proxy statement, the Company's directors, officers and employees (including its principal executive officer, principal financial officer and other "named executive officers") are eligible to be granted awards under the Plan. Although no awards have been granted under the Plan to date, it is anticipated that a significant number of awards under the Plan will be granted to the Company's officers and directors in the quarter ended June 30, 2008.

         A description of the Plan was included in the Company's special meeting proxy statement, filed with the Securities and Exchange Commission on February 6, 2008 and is incorporated herein by reference. A copy of the Plan was also attached as Appendix A to the Company's proxy statement and is incorporated herein by reference.

Item 9.01.   Financial Statements and Exhibits
             ---------------------------------

         (d) Exhibits.

             Exhibit No.          Description
             -----------          -----------

                 10.1 Ben Franklin Financial, Inc. Equity Incentive Plan (incorporated by reference to Appendix A of the Company's Definitive Proxy Statement for the Special Meeting of Stockholders (File No. 000-52240), as filed with the SEC on February 6, 2008).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                          BEN FRANKLIN FINANCIAL, INC.



DATE:  April 1, 2008                    By: /s/ C. Steven Sjogren
                                           -------------------------------------
                                           C. Steven Sjogren
                                           President and Chief Executive Officer